Exhibit 99.1

KPMG LLP
Suite 900 8350 Broad Street
McLean, VA 22102

Independent Accountants’ Agreed-Upon Procedures Report

Palmetto HASI Holdings LLC (the “Company”)

Deutsche Bank Securities Inc. (the “Structuring Agent”)

(together, the “Specified Parties”)

Re: Sabal Issuer 2026-3 LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “datatape_20260807_ABS 2026-3_vKPMG_v2.xlsx” provided by the Company on August 26, 2026, containing information on 16,137 solar assets (the “Solar Assets”) as of August 7, 2026 (the “Cut-off Date”) (the “Data File”), which we were informed are intended to be included as collateral in the offering by Sabal Issuer 2026-3 LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.

•

The term “Solar Asset Contracts” means some or all of the following documents provided by the Company for each Selected Asset (defined below): power purchase agreement, solar lease agreement, and/or site map and vicinity map thereto. The Solar Asset Contracts were represented by the Company to be electronic copies of the original Solar Asset Contracts, and/or electronic records contained within the Company’s asset system of record. We make no representation regarding the validity or accuracy of the Solar Asset Contracts or the execution of the Solar Asset Contracts by the signors.

•

The term “PTO Notification” means the notice provided by the Company for each Selected Asset identifying the date on which the utility provider confirmed the Selected Asset was granted permission-to-operate (PTO) on the electrical grid.

•

The term “Company’s Asset System File” means an electronic data file entitled “datatape_20260807_ABS 2026-3_KPMG Sample Selection Tape.xlsx” provided by the Company on August 26, 2026, containing information on billing type, utility company, panel manufacturer, invertor manufacturer, battery manufacturer, PPA type, credit report scores, and first bill due date for the Selected Assets from the Company’s asset system of record.

•	The term “Source Documents” means the Solar Asset Contracts, PTO Notification, and Company’s Asset System File.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit A.

•	The term “Provided Information” means the Source Documents and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 300 Solar Assets from the Data File (the “Selected Assets”) using a random sampling tool. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Solar Assets we were instructed to randomly select from the Data File.

B.

For each Selected Asset, we compared or recomputed the specified attributes in the Data File listed in the table below to or using the corresponding information included in the Source Documents listed in the Provided Information column below, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority with the highest priority listed first.

Attribute	Provided Information

CONTRACT_ID	Solar Asset Contracts

STATE	Solar Asset Contracts

SYSTEM_SIZE_KW	Solar Asset Contracts, Instructions

SYSTEM_FIRST_YEAR_PRODUCTION_KWH	Solar Asset Contracts, Instructions

CUSTOMER_AGREEMENT_TERM_YEARS	Solar Asset Contracts

PRODUCT_TYPE	Solar Asset Contracts

BILLING_TYPE	Company’s Asset System File

PANEL_MANUFACTURER	Company’s Asset System File

UTILITY_COMPANY	Solar Asset Contracts, Company’s Asset System File

TOTAL_MONTHLY_PAYMENT	Solar Asset Contracts

Attribute	Provided Information

IMPLIED_KWH_RATE	Instructions

ANNUAL_ESCALATOR_PERCENT	Solar Asset Contracts

PEGU_PAYOUT_FREQUENCY	Solar Asset Contracts

PEGU_PERCENT	Solar Asset Contracts

INVERTER_MANUFACTURER	Company’s Asset System File

BATTERY_MANUFACTURER	Company’s Asset System File

PPA_TYPE	Company’s Asset System File

FICO_AT_CREDIT_CHECK	Company’s Asset System File

ACTUAL_OR_ESTIMATED_PTO_DATE	PTO Notification, Instructions

REMAINING_CONTRACT_TERM_MONTHS	Company’s Asset System File, Instructions

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Solar Assets, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Solar Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Solar Assets being securitized, (iii) the compliance of the originator of the Solar Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Solar Assets that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia

October 29, 2026

Exhibit A

Instructions

Number	Attribute	Instructions

1.	SYSTEM_SIZE_KW Cons	Consider the attribute to be in agreement if SYSTEM_SIZE_KW is within the range of -5% to 10% of the Source Document value or SYSTEM_FIRST_YEAR_PRODUCTION_KWH is within the range of -5% to 10% of the Source Document value.

2.	SYSTEM_FIRST_YEAR _PRODUCTION_KWH	Consider the attribute to be in agreement if SYSTEM_FIRST_YEAR_ PRODUCTION_KWH is within the range of -5% to 10% of the Source Document value or SYSTEM_SIZE_KW is within the range of -5% to 10% of the Source Document value.

3.	IMPLIED_KWH_RATE	Recompute as TOTAL_MONTHLY_PAYMENT times 12 divided by SYSTEM_FIRST_YEAR_PRODUCTION_KWH.

4.	ACTUAL_OR_ESTIMAT ED_PTO_DATE

If the Source Document value is not populated or does not match the Data File value, consider the attribute to be in agreement if the Data File value is 12/1/2026 or 2/1/2027.

Consider the attribute to be in agreement if it is within 31 days of the Data File value.

5.	REMAINING_CONTRA CT_TERM_MONTHS	If the first bill due date in the Company’s Asset System File occurs on or after the Cutoff Date, consider the attribute to be in agreement if Data File value is equal to CUSTOMER_AGREEMENT_TERM_YEARS (in months), else recompute as the difference (in months) between CUSTOMER_ AGREEMENT_TERM_YEARS and Seasoning. Recompute Seasoning (in months) as the difference between the first bill due date in the Company’s Asset System File and the Cutoff Date. Consider the attribute to be in agreement if it is within 1 month of the Data File value.

A-1